PRINCIPAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT B

PERSONAL VARIABLE

This prospectus is dated May 1, 2010

This prospectus describes Personal Variable Annuity, a group variable annuity contract for employer-sponsored qualified and non-qualified retirement plans (the “Contract”), issued by Principal Life Insurance Company (the
“Company”) and is designed to aid in retirement planning. The Company no longer offers or issues the Contract. This prospectus is only for the use of current Contractholders. It is funded with the Principal Life Insurance Company
Separate Account B (“Separate Account”). The assets of the Separate Account Division (“Divisions”) are invested in the following underlying mutual funds:

Principal Variable Contracts Funds, Inc. Class 1
• Balanced Account	• LargeCap Growth Account
• Bond & Mortgage Securities Account	• LargeCap Value Account
• Diversified International Account	• MidCap Blend Account
• Government & High Quality Bond Account(1)	• Money Market Account

(1) Effective July 16, 2010, the Government & High Quality Bond Account will merge into Mortgage Securities Account, and the Mortgage Securities
Account will change its name to be known as Government & High Quality Bond Account.

This prospectus provides information about the Contract and the Separate Account that an investor ought to know before investing. It should be read and retained for future reference.

Additional information about the Contract, including a Statement of Additional Information (“SAI”), dated May 1, 2010, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is part of this prospectus. The table of contents of the SAI appears at the end of this prospectus. A copy of the SAI can be obtained, free of charge, upon request by writing or calling:

Princor Financial Services Corporation
Des Moines, IA 50392-2080
Telephone: 1-800-633-1373

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is valid only when accompanied by the current prospectus for underlying mutual funds which should be kept for future reference.

The Contract offered by this prospectus may not be available in all states. This prospectus does not constitute an offer to sell, or solicitation of any offer to buy, any interest in or participation in the Contract in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contract other than those contained in this prospectus.

TABLE OF CONTENTS
Glossary of Special Terms	3
Expense Table and Example	6
Summary	8
The Company	9
The Separate Account	9
The Underlying Mutual Funds	10
Deductions under the Contract	11
Other Expenses	12
Surplus Distribution at Sole Discretion of the Company	12
The Contract	12
Statement of Values	22
Services Available by Telephone	22
Distribution of the Contract	23
Federal Tax Status	23
State Regulation	27
General Information	28
Table of Separate Account Divisions	30
Table of Contents of the SAI	32
Condensed Financial Information	33
Appendix A	36

GLOSSARY OF SPECIAL TERMS
Aggregate Investment Account Value – The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.

Annual Average Balance – The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the Contract and other Plan assets that correlate to a Plan Participant that are not allocated to the Contract or an Associated or Companion Contract but for which the Company provides record keeping services (“Outside Assets”), adjusted by the time weighted average of Contributions to, and withdrawals from,
Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.

Annuity Change Factor – The factor used to determine the change in value of a Variable Annuity in the course of payment.

Annuity Commencement Date – The beginning date for Annuity Payments.

Annuity Premium – The amount applied under the Contract to purchase an annuity.

Annuity Purchase Date – The date an Annuity Premium is applied to purchase an annuity.

Associated Contract – An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.

Commuted Value – The dollar value, as of a given date, of remaining Variable Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.

Companion Contract – An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.

Contract Administration/Recordkeeping Charge – A charge deducted or paid separately by the Contractholder on a quarterly basis each Deposit Year prior to the Annuity Commencement Date or on a complete redemption of
Investment Accounts which correlate to a Plan Participant from the Aggregate Investment Accounts that correlate to each Plan Participant.

Contract Date – The date this Contract is effective, as shown on the face page of the Contract.

Contract Year – A period beginning on a Yearly Date and ending on the day before the next Yearly Date.

Contractholder – The entity to which the Contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.

Contributions – Amounts contributed under the Contract which are accepted by the Company.

Deposit Year – The twelve-month period ending on a day selected by the Contractholder.

Division – The part of the Separate Account B which is invested in shares of an underlying Mutual Fund.

Employer – The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.

Flexible Income Option – A periodic distribution from the Contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.

Funding Agent – An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the Contract described in this prospectus. Funding Agent will also mean the Company where the Contractholder directs the Company to transfer such amounts from the Contract described in this prospectus to another group annuity contract issued by the Company to the Contractholder.

Internal Revenue Code (“Code”) – The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account – An account that correlates to a Plan Participant established under the Contract for each type of Contribution and for each Division in which the Contribution is invested.

Investment Account Value – The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such Investment Account account multiplied by the Unit Value of this series of
Contracts for that Division for the Valuation Period in which such date occurs.

Mutual Fund – A registered open-end investment company in which a Division of the Separate Account B invests.

Net Investment Factor – The factor used to determine the change in Unit Value of a Division during a Valuation
Period.

Notification – Any form of notice received by the Company at the Company’s home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles or photocopies.

Owner of Benefits – The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all Contracts except
Contracts used for General Creditor Non-Qualified Plans (see “Summary”) wherein the Contractholder is the Owner of
Benefits.

Plan – The plan established by the Employer in effect on the date the Contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the Contract.

Plan Participant – A person who (i) is a participant under the Plan, (ii) a beneficiary of a deceased participant, or (iii)
an alternate payee under a Qualified Domestic Relations Order in whose name an Investment Account has been established under this Contract.

Qualified Domestic Relations Order – A Qualified Domestic Relations Order as defined in Code
Section 414(p)(1)(A).

Quarterly Date – The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

Separate Account B – A separate account established by the Company under Iowa law to receive Contributions under the Contract offered by this Prospectus and other contracts issued by the Company. It is divided into Divisions, each of which invest in a corresponding Account of the Principal Variable Contracts Fund, Inc.

Termination of Employment – A Plan Participant’s termination of employment with the Employer, determined under the Plan and as reported to the Company.

Unit Value – The value of a unit of a Division of the Separate Account.

Valuation Date – The date as of which the net asset value of an underlying mutual fund is determined.

Valuation Period – The period of time between when the net asset value of an underlying mutual fund is determined on one Valuation Date and when such value is determined on the next following Valuation Date.

Variable Annuity Payments – A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the LargeCap Value Division of the Separate Account.
Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.

Variable Annuity Reserves – The reserves held for annuities in the course of payment for the Contract.

Yearly Date – The Contract Date and the same day of each year thereafter.

SYNOPSIS

The following tables describe the fees and expenses that a Contractholder will pay when they own and/or surrender the Contract. The first table describes the fees and expenses that a Contractholder will pay at the time that the
Contract is surrendered or cash value transferred between investment options.

Contractholder transaction expenses
Sales charge imposed on contributions (as a percentage of	none
contributions)
Contingent Deferred Sales Charge	N/A
Transaction Fees (as a percentage of amount surrendered)
• guaranteed maximum	• the lesser of $25 or 2% of each unscheduled
partial surrender after the 12th in a Contract
Year
• current	• none
Transfer Fee
• guaranteed maximum	• the lesser of $30 or 2% of each unscheduled
transfer after the 12th in a Contract Year
plus a $15 charge if transfers are made via
paper instruction
• current	• a $15 charge is imposed if transfers are
made via paper instruction
Documentation Expense
• Principal Standard Plan	$350
• Principal Custom-written plan
initial plan document	$1,000
plan amendments	$500
summary plan booklet	$500
• Plan not provided by Principal - summary plan booklet	minimum $100

The next table describes the fees and expenses that a Contractholder will pay periodically during the time that they own the Contract, not including underlying mutual fund fees and expenses.

Contractholder Periodic Expenses
Annual Contract Fee (Contract Administration	$37/Plan Participant + (0.35% of the
Expense/Recordkeeping Charge)(1)	Balance of the Plan’s Investment
Accounts and Outside Assets).The
minimum annual charge is $3,000.
Separate Account Annual Expenses (as a
percentage of average account value)
• guaranteed maximum	1.25%
• Current	0.64%
Annual Recordkeeping Expense for Outside
Assets(2)
• maximum charge	$4.50 per member + $11,392
(5,000 plan participants or more)
• minimum charge	$1,000
(1 through 25 plan participants)
Flexible Income Option (if elected by the Owner of	$25 per year
Benefits)
State Street Fees(3)	$412

(1) If benefit plan reports are mailed to the Plan’s home address, the $37 charge will be decreased to $34. If more than one 401(k) or 401(m) non-
discrimination tests are provided by the Company in any Deposit Year, the Contract Administration Expense may be increased by 3% for each additional test. If benefit plan reports are mailed monthly instead of quarterly, the charge will be increased by 24%; if reports are provided annually, the recordkeeping expense is reduced by 9%; if reports are provided semi-annually, the recordkeeping expense is reduced by 6%.
(See “Deductions Under the Contract.”)
(2) The charge calculated will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services.
(3) State Street Bank & Trust provided certain services for Separate Account B during 2009.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a Contractholder may pay periodically during the time that they own the Contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2009:

	Minimum	Maximum

Total annual underlying mutual fund operating expenses (expenses that are
deducted from underlying mutual fund assets, including management fees	0.45%	0.91%
and other expenses)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractholder transaction expenses, contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses.

This Example assumes
• the Plan Participant invests $10,000 in the Contract for the time periods indicated;
• the investment has a 5% return each year; and
• the maximum annual fees and operating expenses for any underlying mutual fund as of December 31, 2009
(without voluntary waivers of fees by the underlying fund, if any).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below:

	If the Owner of Benefits				If the Owner of Benefits
	Surrenders				Does Not Surrender
	the Contract at the End of the				the Contract at the End of the
	Applicable Time Period				Applicable Time Period

Separate Account Divisions	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Maximum Total Underlying
Mutual Fund Operating
Expenses (0.91%)	159	501	878	1,998	159	501	878	1,998

Minimum Total Underlying
Mutual Fund Operating
Expenses (0.45%)	112	352	617	1,405	112	352	617	1,405

SUMMARY

The group variable annuity contract described by this prospectus was issued by the Company and designed to aid in retirement planning. The Contract provides for the accumulation of Contributions and the payment of Variable Annuity
Payments on a completely variable basis. As of January 1, 1998, the Contract was no longer offered.

This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Contributions
The Contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan
Participant maximum Contributions are discussed under “Federal Tax Status.” Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

All Contributions made pursuant to the Contract are allocated to one or more Investment Accounts. Each Investment
Account correlates to a Division of the Separate Account B. Each Division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for the underlying mutual fund.

Distributions, Transfers and Withdrawals
Variable Annuity Payments will be made on and after a Plan Participant’s Annuity Commencement Date. All Variable
Annuity Payments will reflect the performance of the Mutual Fund underlying the LargeCap Value Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See “Income
Benefits.”)

Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an
Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such
Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this
Contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan
Participant to the Companion Contract. (See “Withdrawals and Transfers.”) In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts that correlate to the Plan Participant at any time prior to the Plan Participant’s
Termination of Employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. (See “Withdrawals and Transfers.”) Note that withdrawals before age 59½ may involve an income tax penalty.
(See “Federal Tax Status.”) No withdrawals are permitted after the Annuity Purchase Date.

Performance Calculation
From time to time, the Separate Account will advertise the average annual total return of its various Divisions for the
Contract. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Investment Account Value. The yield and total return figures vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for the
Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The
“yield” of the Division refers to the income generated by an investment under the Contract in the Division over a seven-
day period (which period will be stated in the advertisement). This income is then “annualized.” The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Financial Statements
The financial statements for Separate Account B and the Company are included in the SAI.

THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the
United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des
Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance
Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the Company’s current organizational structure.

THE SEPARATE ACCOUNT

Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. The Company does not guarantee the investment results of the Separate
Account. There is no assurance that the value of the Contract will equal the total of the contributions made under the
Contract.

The Separate Account is not affected by the rate of return of the company’s general account or by the investment performance of any of the Company’s other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the company’s other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of the Company’s other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate
Account following SEC approval.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of your purchase payments.

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to a Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allo-
cated to a Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

The Company purchases and sells shares of the underlying mutual funds for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account.
Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund.
Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, the advisor and, if applicable, sub-advisor for, each division.

Deletion or Substitution of Divisions
The Company reserves the right to make certain changes if, in the Company’s judgement, they best serve your interests or are appropriate in carrying out the purpose of the Contract. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, the Company will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases.

Voting Rights
The Company votes shares of the underlying mutual funds owned by the Separate Account according to the instructions of the person that holds the voting interest in the units of the division.

The Company will notify the person that holds the voting interest in the units of shareholder meetings of the mutual funds underlying the divisions.

During the accumulation period, the owner of benefits is the person having the voting interest in the units of the
Division attributable to the Investment Accounts which correlate to the Plan Participant. The number of units held in the Separate Account which are attributable to each Investment Account is determined by dividing the Investment
Account value attributable to a Division of the Separate Account by the net asset value of one share of the underlying mutual fund.

During the annuity period, the person then entitled to variable annuity payments has the voting interest in the units of the Division attributable to the variable annuity. The number of units held in the Separate Account which are attributable to each variable annuity is determined by dividing the reserve for the variable annuity by the net asset value of one share of the underlying mutual fund. The voting interest in the shares of the underlying mutual fund attributable to the variable annuity will ordinarily decrease during the annuity period since the reserve for the variable annuity decreases due to the reduction in the expected payment period.

The Company determines the number of underlying fund shares the owner of benefits or payees of variable annuities may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting.

The Company will send the owner of benefits or payees of variable annuities proxy materials and instructions for the owner of benefits or payees of variable annuities to provide voting instructions to the Company. The Company will arrange for the handling and tallying of proxies received. If no voting instructions are received, the Company will vote those shares in the same proportion as shares for which the Company received instructions. In the event that applicable law changes or the Company is required by regulators to disregard voting instructions, the Company may decide to vote the shares of the underlying mutual funds in its own right.

NOTE: Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

DEDUCTIONS UNDER THE CONTRACT

Mortality and Expense Risks Charge

A mortality and expense risks charge is deducted under the Contract. There are also deductions from and expenses paid out of the assets of the Accounts, as described in the prospectus for each Fund.

Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the Contract. The Company assumes the risks that
(i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to
Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity
Payments, makes a charge as of the end of each Valuation Period against the assets of the Separate Account held with respect to the Contract. The charge is equivalent to a simple annual rate of 0.64%.

The Company does not believe that it is possible to specifically identify that portion of the 0.64% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be 0.43% for the mortality risks and 0.21% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risks assumed, the financial loss will fall on the
Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

Transaction Fee

The Company reserves the right to charge a transaction fee of the lesser of $25 or 2% of each cash withdrawal after the twelfth cash withdrawal in a Contract Year. The fee will be taken by redeeming a sufficient number of units from the Investment Account(s) from which the withdrawal is made by an amount equal to the fee. If the Investment
Account(s) from which the withdrawal is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the Plan Participant’s other Investment Accounts will be redeemed on a pro rata basis in an amount equal to the fee. If the amounts in the Plan Participant’s Investment Accounts are insufficient to permit the full amount of the fee to be taken, the amount of the withdrawal will be reduced by an amount equal to the fee.

Transfer Fee

The Company also reserves the right to charge a transfer fee of the lesser of $30 or 2% of each unscheduled transfer after the twelfth unscheduled transfer in a Contract Year. The fee will be taken by redeeming a sufficient number of units from the Investment Account(s) from which the withdrawal is made by an amount equal to the charge. If the
Investment Account(s) from which the withdrawal is made is insufficient to permit the full amount of the fee to be taken, a sufficient number of units from the Plan Participant’s other Investment Accounts will be redeemed on a pro rata basis in an amount equal to the fee.

Contingent Deferred Sales Charge

Although the contract provides for a contingent deferred sales charge, the Company has elected not to take this charge since January 1, 2006.

OTHER EXPENSES

The Contract provides for Contract Administration Expense/Recordkeeping Charge and Other Expenses, as
described in Appendix A. The Contract also provides that Contractholders shall direct the Company either to bill the
Contractholder or to charge the Contract for these expenses. Subsequent to introduction of the Contract in 1992, the
Company made available to Contractholders an alternative service and expense arrangement that expands the administration and recordkeeping services (Plan-level services) to include (a) a broader variety of funding vehicles
(e.g., mutual funds) and (b) enhanced technology-based services for Plans and their Participants that are not available under the Contract. Contractholders, in their sole discretion, may elect this alternative arrangement and enter into a separate service and expense agreement with the Company. Any such service and expense agreement is customized by the Contractholder and the Company to meet the Plan’s needs.

SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

It is not anticipated that any divisible surplus will ever be distributable to the Contract in the future because the
Contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.

THE CONTRACT

The Contract is significantly different from a fixed annuity. The owner of a variable annuity assumes the risk of investment gain or loss (as to amounts in the divisions) rather than the Company. The amount available for annuity payments under the Contract is not guaranteed and varies with the investment performance of the underlying mutual funds. There can be no assurance that the owner’s investment objectives will be achieved.

The Contract was normally issued to an Employer or association or a trust established for the benefit of Plan
Participants and their beneficiaries. The Company issued a pre-retirement certificate describing the benefits under the
Contract to Plan Participants who reside in a state that requires the issuance of such certificates. The Contribution which correlates to a Plan Participant will be invested in the Division or Divisions that are chosen as of the end of the
Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions by the participant are late, or not completed, the Company will invest such unallocated
Contributions in the Money Market Division, as instructed by the Employer, on the date such Contributions are received. After complete allocation instructions have been received by the Company, all future Contributions will be allocated to the chosen Divisions as of the end of the Valuation Period in which such Contributions are received. The
Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division
may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the LargeCap Value Division may not be so restricted to the extent the Division is necessary to permit the
Company to pay Variable Annuity Payments.

A. Contract Values and Accounting Before Annuity Commencement Date

1. Investment Accounts

An Investment Account or Accounts correlating to a Plan Participant will be established for each type of
Contribution and for each Division of the Separate Account in which such Contribution is invested.

Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect
Variable Annuity Payments (b) paid to the Owner of Benefits or the beneficiary or (c) transferred in accordance with the provisions of the Contract.

Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the
Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to a Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.

2. Unit Value

The Unit Value for a Contract which participates in a Division of the Separate Account determines the value of an Investment Account consisting of Contributions allocated to that Division. The Unit Value for each Division for the Contract is determined on each day on which the net asset value of its underlying mutual fund is determined. The Unit Value for a Valuation Period is determined as of the end of that period. The investment performance of the underlying mutual fund and deducted expenses affect the Unit Value.

For this series of Contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division’s Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor
(see below) for that Division for this series of Contracts for the later Valuation Period.

3. Net Investment Factor

Each Net Investment Factor is the quantitative measure of the investment performance of each Division of the
Separate Account B.

For any specified Valuation Period the Net Investment Factor for a Division for this series of Contracts is equal to

a) the quotient obtained by dividing (i) the net asset value of a share of the underlying mutual fund as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the mutual fund during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the mutual fund as of the end of the immediately preceding Valuation Period, reduced by

b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the
Valuation Period at an annual rate of 0.64%.

The amounts derived from applying the rate specified in subparagraph b) above and the amount of any taxes referred to in subparagraph a) above will be accrued daily and will be transferred from the Separate Account at the discretion of the Company.

4. Hypothetical Example of Calculation of Unit Value for All Divisions Except the Money Market Division

The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $14.8000; that there were no dividends or other distributions made by the mutual fund and no adjustment for taxes since the last determination; that the net asset value of an mutual fund share last determined was $14.7800; that the last Unit Value was $1.0185363;
and that the Valuation Period was one day. To determine the current Net Investment Factor, divide $14.8000 by
$14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of
0.0000175, which is the rate for one day that is equivalent to a simple annual rate of 0.64%. The result,
1.0013381, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013381) which produces a current Unit Value of $1.0198992.

5. Hypothetical Example of Calculation of Unit Value for the Money Market Division

The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an underlying mutual fund share is $1.0000; that a dividend of 0.0328767 cents per share was declared by the mutual fund prior to calculation of the net asset value of the share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of a mutual fund share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the
Valuation Period was one day.

To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of 0.0000175 (the proportionate rate for one day based on a simple annual rate of 0.64%). The result (1.0003137) is the current
Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor
(1.0003137), resulting in a current Unit Value of $1.0165922.

B. Income Benefits

Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.

1. Variable Annuity Payments

The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the LargeCap
Value Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the LargeCap
Value Division as of the last Valuation Date in the month which begins two months before the Annuity
Commencement Date. After any such transfer, the value of the LargeCap Value Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity
Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a LargeCap Value Division Investment Account will be the Valuation Date immediately preceding July 1.

The annuity commencement date must be no later than the date the Plan Participant must take a required distribution under the Internal Revenue Code. See “Federal Tax Status.”

a. Selecting a Variable Annuity

Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement
Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity
Commencement Date by Notification to the Company. The date selected may be the first day of any month the
Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date
cannot begin before the Plan Participant is age 59½, separated from service, or is totally disabled. See “Federal
Tax Status” for a discussion of required distributions and the federal income tax consequences of distributions.

At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by Notification, select one of the annuity options described below (see “Forms of Variable Annuities”). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments which correlate to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.

b. Forms of Variable Annuities

Because of certain restrictions contained in the Code and regulations thereunder, an annuity option is not available under a Contract used to fund a TDA Plan, or 401(a) Plan unless (i) the joint or contingent annuitant is the Plan Participant’s spouse or (ii) on the Plan Participant’s Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant’s beneficiary (or contingent annuitant, if applicable).

An Owner of Benefits may elect to have all or a portion of Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment at any time would be less than
$20, the Company may, at its sole option, pay the Variable Annuity Reserves in full settlement of all benefits otherwise available.

Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or
Installment Refund Period – a variable annuity which provides monthly payments during the Plan Participant’s lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

The minimum period may be either zero, five, ten, fifteen or twenty years or the period (called “installment refund period”) consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or
12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.

Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of
Benefits during the Plan Participant’s lifetime, it would be possible for the Owner of Benefits to receive no
Annuity Payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.

Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years – a variable annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the
Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

Joint and Two-Thirds Survivor Variable Life Annuity – a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.

Variable Life Annuity with One-Half Survivorship – a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.

Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half
Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.

Other Options – Other variable annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.

c. Basis of Annuity Conversion Rates

Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights
Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.

The Contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant’s pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the
Contractholder.

For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable
Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity.
The conversion rates vary with the form of annuity, date of birth, and, if distinct rates are used, the sex of the
Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and (ii) mortality according to the “1983 Table a for Individual
Annuity Valuation” projected with Scale G to the year 2001 set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as sex neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as the sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.

The Contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the Contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable
Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.

The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the Contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.

d. Determining the Amount of the First Variable Annuity Payment

The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan
Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity
Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company.
However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of
Benefits than the annuity conversion rate basis described above.

e. Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments

The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the mutual fund underlying the LargeCap Value Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the LargeCap Value Division for the
Contract for the calendar month in which the Variable Annuity Payment is due.

The Annuity Change Factor for the LargeCap Value Division for a calendar month is the quotient of 1) divided by 2), below:

1) The number which results from dividing (i) the Contract’s Unit Value for the LargeCap Value Division for the
first Valuation Date in the calendar month beginning one month before the given calendar month by (ii) the
Contract’s Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

2) An amount equal to one plus the effective interest rate for the number of days between the two Valuation
Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits

f. Hypothetical Example of Calculation of Variable Annuity Payments

Assume that on the date one month before the Annuity Commencement Date the Investment Account Value
that is invested in the LargeCap Value Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the LargeCap Value Division Unit Value as of the first Valuation Date in the preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by
$1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of 1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of
$227.61 ($221.04 multiplied by 1.0297446 equals $227.61).

2.	Flexible Income Option

Instead of Variable Annuity Payments an Owner of Benefits may choose to receive income benefits under the
Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Aggregate Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant’s spouse. If the Notification does not specify from which Investment Accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Payments will end, however, on the date no amounts remain in such Accounts or the date such Accounts are paid or applied in full as described below. Payments will be subject to the following:

a. The life expectancy of the Plan Participant and the Plan Participant’s spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life
expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

b. Payments may begin any time after the Flexible Income Option is requested. Payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit’s Annuity
Commencement Date.

c. Payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment
Account Value which correlates to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Code.

d. If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this prospectus.

e. Year for purposes of determining payments under the Flexible Income Option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

An Owner of Benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such Investment Accounts. The Owner of
Benefits may terminate the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven (7) calendar days after the Company receives the Notification. The
Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The
Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the
Company’s receipt of the Notification or the first Valuation Date of such subsequent month as requested.

If the Owner of Benefits chooses the Flexible Income Option, an additional charge $25.00 will be deducted annually on a pro rata basis from the Investment Accounts which correlate to the Plan Participant.

C. Payment on Death of Plan Participant

1.	Prior to Annuity Purchase Date

If a Plan Participant dies prior to the Annuity Purchase Date, the Company (upon receipt of due proof of death and any waiver or consent required by applicable state law) will pay the death benefit in accordance with the provisions of the Plan. The Owner of Benefits may elect to either (1) leave the assets in the Contract to the extent permitted by applicable laws; (2) receive such value as a single sum benefit; or (3) apply the Investment
Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness), the beneficiary will be deemed a Plan Participant under the Contract.

A beneficiary may elect to have all or a part of the amount available under this Contract transferred to any
Companion Contract. Alternatively, this Contract may accept all or part of the amount available under a
Companion Contract to establish an Investment Account or Accounts for a beneficiary under this Contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. The amount of the death benefit is determined by the terms of the Plan. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary’s life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary’s
Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary’s Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to Owners of Benefits under this Contract. The beneficiary will receive a written description of the options available.

2.	Subsequent to Annuity Purchase Date

Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the
Owner of Benefits or the beneficiary will continue receiving any remaining payments unless the Owner of
Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.

D. Withdrawals and Transfers

1.	Cash Withdrawals

The Contract is designed for and intended to be used for retirement Plans. However, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the
Annuity Purchase Date subject to any charges that may be applied. The Code generally provides that distributions from the contracts (except those used for Creditor Exempt or General Creditor Non-qualified Plans)
may begin only after the Plan Participant attains age 59½, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for 457 Plans, unforeseen emergencies). Withdrawals before age 59½
may involve an income tax penalty. (See “Federal Tax Status.”)

The procedure with respect to cash withdrawals is as follows:

a. The Plan must allow for such withdrawal.

b. The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from
Investment Accounts will be made on a pro rata basis.

c. If a certificate has been issued to the Owner of Benefits the Company may require that any Notification be accompanied by such certificate.

d. In the case of a withdrawal of the Aggregate Investment Account Value, it will be subject to the Contract
Administration Expense/Recordkeeping Charge. If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, the amount paid will be reduced to satisfy such charges.

Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Account divided by the Unit Value for the Division of the Separate Account in
which the Account is invested for the Valuation Period in which the cancellation is effective. Units will also be cancelled to cover any charges assessed under (d) above.

(Special Note: Under the Texas Education Code, Plan Participants under Contracts issued in connection with
Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan
Participant. Also, see “Federal Tax Status” for a description of further withdrawal restrictions.)

2. Transfers Between Divisions

Upon Notification, all or a portion of the value of an Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution. Transfers may be made at any time before the Annuity Purchase Date.

A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from the Investment Account divided by the
Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of Units in the Investment Account to which the transfer is made. The number of Units credited will be equal to the amount transferred to the Investment Account divided by the Unit Value of the
Division for the Valuation Period in which the transfer is effective.

3. Transfers to the Contract

If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the Contract may accept all or a portion of the proceeds available under the Companion
Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the
Companion Contract.

4. Transfers to Companion Contract

If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification
transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the
Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan
Participant from this Contract to the Companion Contract will not be permitted if this Contract has accepted, within the six-month period preceding the proposed transfer from this Contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the
Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in
“Transfers Between Divisions.”

5. Special Situation Involving Alternate Funding Agents

The Contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate
Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder.

The amount to be transferred will be equal to the Investment Account Values determined as of the end of the
Valuation Period in which the Notification is received. Such transfers will be subject to the Contract
Administration Expense/Recordkeeping Charge.

6. Postponement of Cash Withdrawal or Transfer

Any cash withdrawal or transfer to be made from the Contract or between Investment Accounts in accordance with the preceding paragraphs will be made (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the underlying mutual fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the mutual fund to fairly determine the value of its net assets; or (c) the Securities and Exchange Commission so permits by order for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the
Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding
30 days.

7. Loans

The Company will not make available a loan option for the Contract.

E. Other Contractual Provisions

1. Contribution Limits

The Contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under “Federal
Tax Status.” Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-
days notice.

2. Assignment

No benefits in the course of payment under a Contract used to fund a TDA Plan, 401(a) Plan, governmental
457(b) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such Contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for Contracts used for fund tax exempt 457(b) Plans, 457(f) Plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder’s general creditors.

Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits;
provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan
Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the
Company receives Notification of the event requiring the reduction.

3. Cessation of Contributions

A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the Contract or at the election of the Company upon 60-days notice to the Contractholder.
Following a cessation of Contributions all terms of the Contract will continue to apply except that no further
Contributions may be made.

4. Changes in the Contract

The terms of a Contract may be changed at any time by written agreement between the Company and the
Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any
Contractholder affected by any change under this paragraph.

The Company may unilaterally change the Contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject.
The Company may also add Divisions to the Separate Account at any time. In addition, the Company may, on
60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account
Values, the Net Investment Factors, the Annuity Purchase Rates and the Annuity Change Factors; the
guaranteed annuity conversion rates; the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts; and the Contract Administration Expense/Recordkeeping Charge.

However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which the company is subject. In addition, no change on the guaranteed annuity conversion rates will be effective for any current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of
Benefits. Also, any change in the Contract Administration Expense/Recordkeeping Charge will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.

Furthermore, the Company may, on 60-days notice to the Contractholder, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.

STATEMENT OF VALUES

The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such
Investment Accounts and the resulting Investment Account Values.

SERVICES AVAILABLE BY TELEPHONE

Telephone Transactions. The following transactions may be exercised by telephone by any Owner of Benefits:
1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by calling 1-800-547-7754. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after the close of the New York Stock Exchange or on a day when the Company is not open for business will be effective the next business day. Plan Participants may obtain daily account information, investment information and counselor assistance by calling the toll free number.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the
Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller’s name, daytime telephone number, social security number and/
or birthdate and sending a written confirmation of the transaction to the Owner of Benefits’ address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

DISTRIBUTION OF THE CONTRACT

The Contract is no longer offered.

FEDERAL TAX STATUS

It should be recognized that the descriptions below of the federal income tax status of amounts received under the
Contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see “Principal Life
Insurance Company Separate Account B”.)

A. Taxes Payable by Owners of Benefits and Annuitants

The Contract offered in connection with this prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law or deferred annuity contracts purchased with after tax dollars.
Annuity payments or other amounts received under the Contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Contributions to Contracts used for Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in Contracts used to Fund Creditor-
Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the Contract as retirement benefits.

1. Tax-Deferred Annuity Plans – (Section 403(b) Annuities for Employees of Certain Tax-Exempt
Organizations or Public Educational Institutions)

Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g) and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

An individual’s voluntary salary reduction contributions under section 403(b) are generally limited to $16,500 in
2010; additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the lesser of 100% of the participant’s compensation or
$49,000 in 2010. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after
December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59½, (2) separation from service, (3) death, (4) disability, (5) hardship
(hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon), or (6) plan termination.

All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding if they are eligible rollover distributions.
Distributions received before the recipient attains age 59½ generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following
(1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55,
(4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and distributions (5) to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments and (7) not in excess of tax deductible medical expenses.

Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70½ or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the
Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70½. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract commence within one year of the Plan
Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a Contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

New legislation provides a temporary waiver of RMD rules for calendar year 2009. The new law indicates that no
RMD is required for calendar year 2009 if chosen by the plan sponsor to waiver.

Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b)
annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) and other eligible Retirement Plans. If an eligible rollover distribution is taken as a direct rollover to an IRA (or other eligible Retirement Plan) the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.

2. 457 Plans

Contributions. Under section 457 of the Code, there are three types of 457 plans. Tax exempt 457(b), governmental 457(b) and 457(f), Tax exempt 457(b) plans, and 457(f) plans may only be established for a select group of management or highly compensated employees and/or independent contractors.

These plans allow individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Participants in a tax exempt 457(b)
or a governmental 457(b) Plan may defer both employee and employer contributions up to the 402(g) limit,
$16,500 for 2010. Catch up contributions are also allowed under certain circumstances. The amounts which are deferred may be used by the employer to purchase the Contract. The amounts in a tax exempt 457(b) plan and a
457(f) plan are owned by the employer and are subject to the claims of the employer’s creditors. The amounts which are deferred for a governmental 457(b) plan are held for the exclusive benefit of the participants and beneficiaries.

Taxation of Distributions. For a governmental 457(b) plan, the amounts are taxable to the participant in the year they are distributed. For a tax exempt 457(b), the amounts are taxable to the participant in the year they are paid or otherwise made available. Amounts otherwise made available may be deferred in certain circumstances.
For a 457(f) plan, amounts are taxable to the participant at the time there is no substantial risk of forfeiture.

Distributions Before Separation from Service. Distributions for tax exempt 457(b) plans and governmental
457(b) plans are not permitted until separation from service except for unforeseeable emergencies, certain De minimus withdrawals and reaching age 70½. Distributions from 457(f) plans may be allowed at certain times as allowed by a plan document.

Required Distributions. The minimum distribution requirements for tax exempt 457(b) plans and governmental
457(b) plans are generally the same as for those for qualified plans and section 403(b) plans. There are no minimum distribution requirements for 457(f) plans.

Tax Free Transfers and Rollovers. Federal income tax law permits rollovers from governmental 457(b) plans to another eligible retirement plan. Federal tax law does not permit rollovers from tax exempt 457(b) plans or 457(f)
plans to any other retirement plan or IRA. Federal tax law does permit the transfer from one tax exempt 457(b)
plan to another.

3. 401(a) Plans

Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate contributions do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

An individual’s voluntary salary reduction contributions for a 401(k) plan are generally limited to $16,500 (2010 limit). In addition, an individual over age 50 may make a “catch-up” contribution of up to $5,500.

For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of
100% of includible compensation or $49,000 (2010 limit).

Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59½, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-
service distributions may be permitted under various circumstances in certain plans.

To the extent distributions do not represent voluntary after-tax distributions, distributions from a section 401(a)
Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59½ generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death,
(2) disability, (3) separation from service during or after the year the Plan Participant reaches age 55,
(4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

Required Distributions. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 70½ or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the
Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

New legislation provides a temporary waiver of RMD rules for calendar year 2009. The new law indicates that no
RMD is required for calendar year 2009 if chosen by the plan sponsor to waiver.

Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA or other eligible retirement plan.

4. Creditor-Exempt Non-Qualified Plans

Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan
Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the Contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the Contract and is treated as the owner for income tax purposes.

Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant’s
Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan
Participant until received by such Plan Participant.

Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant’s gross income as additional compensation and, if such payments coupled with the Plan Participant’s other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.

Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the Contract allocated to post-August 13, 1982 Contributions under a preexisting Contract are taxed as ordinary income to the extent of the accumulated income or gain under the
Contract. Partial redemptions from a Contract that are allocated to pre-August 14, 1982 Contributions under a preexisting Contract are taxed only after the Plan Participant has received all of the “investment in the contract”
(Contributions less any amounts previously received and excluded from gross income).

In the case of a complete redemption of an Investment Account under the Contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan
Participant’s investment in the Contract.

If a Plan Participant purchases two or more Contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those Contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Plan Participant’s investment in the Contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the Contract. Where such individuals die before they have recovered their entire investment in the Contract on a tax-free basis, they are entitled to a deduction of the unrecovered amount on their final tax return.

In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59½ under the Contract, unless the distribution is; (1) made to a
Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the
Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to
Contributions made prior to August 14, 1982.

Required Distributions. The Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified
Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract commence within one year of the Plan Participant’s death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary’s life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan
Participant’s death, distributions must continue at least as rapidly as under the method in effect at the date of death.

Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this Contract to a Companion Contract would fall within the provisions of Section 1035 of the Code.

5. General Creditor Non-Qualified Plans

Contributions. Private taxable employers may establish informally financed, General Creditor Non-Qualified
Plans for a select group of management or highly compensated employees and/or independent contractors.
Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

Informally financed General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The Contract used to informally finance the employer’s obligation is owned by the employer and is subject to the claims of the employer’s creditors. The Plan
Participant has no present right or vested interest in the Contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder, is not a natural person, the Contract does not receive tax-deferred treatment afforded other Contractholders under the Code.

Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee’s gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when made taxable to the individual.

B. Fund Diversification

Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-
Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.

The investment opportunities of the mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the
Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of
Iowa, or the Commissioner’s representatives, at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the
Company.

In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Frequent Trading and Market-Timing (Abusive Trading Practices)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, this Contract is not an appropriate investment. The
Company does not accommodate market timing.

The Company considers frequent trading and market timing activities to be abusive trading practices because they:
• Disrupt the management of the underlying mutual funds by;
• forcing the mutual fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the mutual fund; and
• causing unplanned portfolio turnover;
• Hurt the portfolio performance of the underlying mutual funds; and
• Increase expenses of the underlying mutual fund and separate account due to;
• increased broker-dealer commissions; and
• increased recordkeeping and related costs.

If the Company is not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

The Company has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While the
Company’s policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that the Company will identify and prevent abusive trading in all instances. When the Company does identify abusive trading, the Company will apply its policies and procedures in a fair and uniform manner.

If the Company, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, the Company will take action that may include, but is not limited to:
• Rejecting transfer instructions from a contractholder or other person authorized by the contractholder to direct transfers;
• Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by
1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
• Limiting the number of unscheduled transfers during a Contract year to no more than 12;
• Prohibiting requests to transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/
redemption); and
• Taking such other action as directed by the underlying mutual fund.

The Company will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, the
Company will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. The Company will give you notice in writing in this instance.

Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Legal Opinions
Legal matters applicable to the issue and sale of the Contracts, including the right of the Company to issue Contracts under Iowa Insurance Law, have been passed upon by Karen E. Shaff, Executive Vice President and General
Counsel of the Company.

Legal Proceedings
There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the
Separate Account.

Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in the Separate Account. In the future, we may designate additional group or individual variable annuity contracts as participating in the Separate Account.

Householding
To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-
annual reports for the funds will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing.
Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we recieve your request to stop householding.

Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

Financial Statements
The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

Customer Inquiries
Your questions should be directed to Princor Financial Services Corporation, a company of the Principal Financial
Group, Des Moines, Iowa 50392-2080, (800) 852-4450.

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

Balanced Division

Invests in:	Principal Variable Contracts Funds Balanced Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to generate a total return consisting of current income and capital appreciation.

Bond & Mortgage Securities Division

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide current income.

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks long-term growth of capital.

Government & High Quality Bond Division (will merge into the Mortgage Securities Division effective July 16,
2010)

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class 1
(will merge into the Principal Variable Contracts Funds Mortgage Securities Account -
Class 1 effective July 16, 2010)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

LargeCap Growth Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class 1
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management
Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may also invest in other securities.

LargeCap Value Division

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Blend Division

Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks long-term growth of capital.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	to seek as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Registration Statement
This prospectus (Part A of the registration statement) omits some information contained in the SAI (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request, a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (including the SAI and Part C of the registration statement) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Contract are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-
0102.

The registration number for the Contract is 33-44565.

Customer Inquiries
Your questions should be directed to: Principal Personal Variable Annuity, Principal Financial Group, P.O. Box 9382,
Des Moines, Iowa 50306-9382, 1-800-852-4450.

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

TABLE OF CONTENTS
General Information and History	3
Independent Registered Public Accounting Firm	3
Underwriting Commissions	3
Calculation of Performance Data	3
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	5
Financial Statements	6
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	145
Consolidated Financial Statements	146

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

	Accumulation Unit Value
				Number of
				Accumulation Units
			Percentage	Outstanding
	Beginning	End	Change from	End of Period
Divisions	of Period	of Period	Prior Period	(In thousands)
Balanced
2009	$1.558	1.875	20.35%	351
2008	2.270	1.558	-31.37	379
2007	2.168	2.270	4.70	510
2006	1.958	2.168	10.73	474
2005	1.845	1.958	6.12	473
2004	1.687	1.845	9.37	1,165
2003	1.429	1.687	18.05	1,499
2002	1.657	1.429	-13.76	1,586
2001	1.792	1.657	-7.53	1,627
2000	1.801	1.792	-0.50	2,448
Bond & Mortgage Securities
2009	1.736	2.085	20.10	149
2008	2.107	1.736	-17.61	130
2007	2.050	2.107	2.78	174
2006	1.972	2.050	3.96	171
2005	1.936	1.972	1.86	196
2004	1.854	1.936	4.42	610
2003	1.784	1.854	3.92	959
2002	1.644	1.784	8.52	825
2001	1.530	1.644	7.45	768
2000	1.423	1.530	7.52	804
Diversified International
2009	1.796	2.280	26.95	234
2008	3.361	1.796	-46.56	264
2007	2.914	3.361	15.34	349
2006	2.292	2.914	27.14	338
2005	1.863	2.292	23.03	310
2004	1.549	1.863	20.27	904
2003	1.178	1.549	31.49	1,215
2002	1.413	1.178	-16.63	1,279
2001	1.877	1.413	-24.72	1,357
2000	2.061	1.877	-8.93	1,683

	Accumulation Unit Value
				Number of
				Accumulation Units
			Percentage	Outstanding
	Beginning	End	Change from	End of Period
Divisions	of Period	of Period	Prior Period	(In thousands)
Government & High Quality Bond
2009	2.148	2.247	4.61	116
2008	2.197	2.148	-2.23	123
2007	2.108	2.197	4.22	179
2006	2.036	2.108	3.54	176
2005	2.008	2.036	1.39	202
2004	1.952	2.008	2.87	724
2003	1.929	1.952	1.19	1,358
2002	1.784	1.929	8.13	1,598
2001	1.669	1.784	6.89	1.583
2000	1.508	1.669	10.68	1,849
LargeCap Growth
2009	1.315	1.660	26.24	404
2008	2.329	1.315	-43.54	530
2007	1.903	2.329	22.39	628
2006	1.742	1.903	9.24	609
2005	1.564	1.742	11.38	632
2004	1.439	1.564	8.69	1,716
2003	1.145	1.439	25.68	2,112
2002	1.625	1.145	-29.54	2,200
2001	2.195	1.625	-25.97	2,238
2000	2.459	2.195	10.74	2,805
LargeCap Value
2009	2.259	2.611	15.58	230
2008	3.507	2.259	-35.59	328
2007	3.533	3.507	-0.74	446
2006	2.964	3.533	19.20	446
2005	2.793	2.964	6.12	454
2004	2.502	2.793	11.63	1,110
2003	2.006	2.502	24.73	1,618
2002	2.339	2.006	-14.24	1,814
2001	2.560	2.339	-8.63	2,247
2000	2.522	2.560	1.51	3,098
MidCap Blend
2009	2.895	3.848	32.92	255
2008	4.410	2.895	-34.35	318
2007	4.055	4.410	8.75	428
2006	3.573	4.055	13.49	447
2005	3.292	3.573	8.54	443
2004	2.814	3.292	16.99	1,013
2003	2.132	2.814	31.99	1,352
2002	2.352	2.132	-9.35	1,440
2001	2.458	2.352	-4.31	1,597
2000	2.159	2.458	13.85	1,979

	Accumulation Unit Value
				Number of
				Accumulation Units
			Percentage	Outstanding
	Beginning	End	Change from	End of Period
Divisions	of Period	of Period	Prior Period	(In thousands)
Money Market
2009	1.651	1.644	-0.42	289
2008	1.620	1.651	1.91	342
2007	1.553	1.620	4.31	306
2006	1.494	1.553	3.95	241
2005	1.464	1.494	2.05	278
2004	1.460	1.464	0.27	916
2003	1.459	1.460	0.07	1,541
2002	1.448	1.459	0.76	1,590
2001	1.403	1.448	3.21	1,567
2000	1.332	1.403	5.33	1,680

APPENDIX A

The Contract provided for contract administration and recordkeeping services and fees as well as certain other services and fees, as follows:

Contract Administration Expense/Recordkeeping Charge

An annual Contract Administration Expense/Recordkeeping Charge of $34 per Plan Participant plus 0.35% of the
Annual Balance ($3,000 minimum) will be assessed on a quarterly basis during each Deposit Year. The Annual
Balance used to compute the charge is the aggregate value of Investment Accounts which correlate to a Plan
Participant, and other Plan assets that correlate to a Plan Participant that are not allocated to the Contract or an
Associated or Companion Contract but for which the Company provides record keeping services (“Outside Assets”), at the end of each quarter. The $34 per Plan Participant charge is increased to $37 if the Company distributes benefit plan reports directly to the homes of the Plan Participants.

The Contract Administration Expense/Recordkeeping Charge will be assessed on the earlier of (i) the date the
Investment Accounts are paid in full (a total redemption) or (ii) each Quarterly Date. One-fourth of the annual charge is normally assessed on each Quarterly Date.

If the accounts are paid in full (a total redemption) at any time during the Deposit Year, that portion of the $34 ($37) per
Plan Participant charge for the Deposit Year in which such total redemption occurs not yet paid to the Company will be assessed in full. However, the remaining part of the Contract Administration Expense/Recordkeeping Charge
consisting of the 0.35% of the Average Annual Balance will be assessed on a pro rata basis for any fractional part of the Deposit Year.

The record keeping expense will be $34 ($37). The record keeping expense is increased by 10% if Plan contributions are not reported in the Company’s standard form by modem. In addition, if benefit plan reports are mailed on other than a quarterly basis the $34 ($37) per Plan Participant charge is adjusted according to the following schedule:

Reporting Frequency	Adjustment to $34 ($37) Charge
Annual	9% decrease
Semi-Annual	6% decrease
Monthly	24% increase

The $34 ($37) per Plan Participant charge is also adjusted if the Company performs more (or less) than one 401(k)
and 401(m) non-discrimination test in a Deposit Year. Such a charge is increased by 3% for each additional test and is reduced by 3% for each test not performed by the Company.

The 0.35% portion of the Contract Administration Expense/Recordkeeping charge will be reduced by 10% if the
Company has issued an Associated Contract to the Contractholder.

If the Owner of Benefits chooses the Flexible Income Option, an additional charge of $25 will be assessed annually.

As part of the Company’s policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all or a portion of the Contract Administration Expense/Recordkeeping Charge in response to any reasonably-based complaint the Company is unable to rectify from the Contractholder as to the quality of the services covered by such charge.

A Contractholder may agree to pay all or a portion of the Contract Administration Expense/Recordkeeping Charge
separately or have the fees deducted from Investment Accounts which correlate to a Plan Participant.

If deducted from Investment Accounts, the charge will be allocated among Investment Accounts which correlate to the
Plan Participant in proportion to the relative values of such Accounts and will be effected by cancelling a number of units in each such Investment Account equal to such Account’s proportionate share of the deduction.

If the Company provides record keeping services for any Outside Assets, the Contractholder can elect to deduct from
Investment Accounts only the $34 ($37) portion of the Contract Administration Expense/Recordkeeping Charges
which correlate to Plan Participants.

Documentation Expense

The Company can provide a sample Plan document and summary plan descriptions to the Contractholder. The
Contractholder will be billed $300 if the Contractholder uses a Principal Financial Group Prototype for Savings Plans or Standardized Plan. If the Company provides a sample custom-written Plan, the Contractholder will be billed $1000 for the initial Plan or for any restatement thereof, $500 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a minimum
$100 charge will be made for summary plan description booklets requested by the Contractholder, if any.

Location Fee

Contractholders may request the Company to provide services to groups of employees at multiple locations. If the
Company agrees to provide such services, the Contractholder will be billed $150 on a quarterly basis ($600 annually)
for each additional employee group or location. In addition, separate contract administration/record keeping charges and documentation fees may apply for each employee group or location requiring separate government reports and/or sample plan documents.

Outside Asset Recordkeeping Charge

If the Company provides record keeping services for Plan assets which correlate to a Plan Participant other than assets under this Contract or an Associated or Companion Contract (“Outside Assets”), the Company will bill the
Contractholder an Outside Asset Recordkeeping Charge. The annual charge is calculated based upon the following table:

Number of	Outside Asset
Members with	Annual Recordkeeping
Outside Accounts	Expense
1-25	$1,000
26-49	$15.30 per member + $614.70
50-99	$13.95 per member + $682.20
100-299	$12.60 per member + $817.20
300-499	$10.35 per member + $1,492.20
500-999	$8.55 per member + $2,392.20
1000-2499	$6.30 per member + $4,642.20
2500-4999	$5.40 per member + $6,892.20
5000 and over	$4.50 per member + $11,392.20